Federated Hermes U.S. Strategic Dividend ETF
Portfolio of Investments
July 31, 2025 (unaudited)
Shares		Value
	COMMON STOCKS—99.6%
	Communication Services—3.6%
132,630	Comcast Corp., Class A	$ 4,407,295
253,814	Verizon Communications, Inc.	10,853,087
	TOTAL	15,260,382
	Consumer Discretionary—3.3%
81,009	Best Buy Co., Inc.	5,270,446
20,950	Darden Restaurants, Inc.	4,224,986
35,124	Genuine Parts Co.	4,526,781
	TOTAL	14,022,213
	Consumer Staples—13.4%
42,331	Clorox Co.	5,315,080
402,397	Kenvue, Inc.	8,627,392
103,079	Mondelez International, Inc.	6,668,181
63,264	PepsiCo, Inc.	8,725,371
58,380	Philip Morris International, Inc.	9,577,239
54,923	Sysco Corp.	4,371,871
69,142	Target Corp.	6,948,771
95,634	The Coca-Cola Co.	6,492,592
	TOTAL	56,726,497
	Energy—9.0%
85,313	Chevron Corp.	12,936,863
57,217	EOG Resources, Inc.	6,867,184
86,478	Exxon Mobil Corp.	9,654,404
63,735	Valero Energy Corp.	8,751,453
	TOTAL	38,209,904
	Financials—14.4%
106,450	Bank of New York Mellon Corp.	10,799,353
13,164	JPMorgan Chase & Co.	3,899,703
90,098	Morgan Stanley	12,835,361
74,574	PNC Financial Services Group, Inc.	14,189,195
227,535	Truist Financial Corp.	9,945,555
202,672	U.S. Bancorp	9,112,133
	TOTAL	60,781,300
	Health Care—15.1%
82,466	AbbVie, Inc.	15,587,723
51,965	Amgen, Inc.	15,334,872
81,793	Gilead Sciences, Inc.	9,184,536
82,080	Johnson & Johnson	13,521,859
430,339	Pfizer, Inc.	10,022,595
	TOTAL	63,651,585
	Industrials—5.4%
92,642	MSC Industrial Direct Co., Inc.	8,024,650
41,510	Paychex, Inc.	5,991,138
21,591	Snap-On, Inc.	6,934,813
21,672	United Parcel Service, Inc.	1,867,260
	TOTAL	22,817,861
	Information Technology—4.3%
72,373	Cisco Systems, Inc.	4,927,154

Shares		Value
	COMMON STOCKS—continued
	Information Technology—continued
248,092	HP, Inc.	$ 6,152,682
39,907	Texas Instruments, Inc.	7,225,561
	TOTAL	18,305,397
	Materials—4.5%
1,068,115	Amcor PLC	9,986,875
68,729	Eastman Chemical Co.	4,990,413
67,008	LyondellBasell Industries N.V.	3,881,773
	TOTAL	18,859,061
	Real Estate—8.0%
397,903	Kimco Realty Corp.	8,447,481
190,300	NNN REIT, Inc.	7,851,778
94,427	ProLogis, Inc.	10,082,915
136,590	Realty Income Corp.	7,666,797
	TOTAL	34,048,971
	Utilities—18.6%
93,570	American Electric Power Co., Inc.	10,586,510
102,951	Duke Energy Corp.	12,522,960
47,178	Entergy Corp.	4,266,307
169,495	Evergy, Inc.	12,000,246
166,419	FirstEnergy, Corp.	7,107,755
139,469	NextEra Energy, Inc.	9,910,667
148,425	PPL Corp.	5,297,288
73,077	Southern Co.	6,904,315
90,638	WEC Energy Group, Inc.	9,886,793
	TOTAL	78,482,841
	TOTAL INVESTMENT IN SECURITIES—99.6% (IDENTIFIED COST $409,608,424)	421,166,012
	OTHER ASSETS AND LIABILITIES - NET—0.4%[1]	1,693,669
	NET ASSETS—100%	$422,859,681

1	Assets, other than investments in securities, less liabilities.
Note: The categories of investments are shown as a percentage of net assets at July 31, 2025.
Investment Valuation
In calculating its net asset value (NAV), the Fund generally values investments as follows:
■ Equity securities or ETFs listed on an exchange or traded through a regulated market system are valued at their last reported sale price or official closing price in their principal exchange or market.
■ Shares of other mutual funds or non-exchange-traded investment companies are valued based upon their reported NAVs, or NAV per share practical expedient, as applicable.
■ For securities that are fair valued in accordance with procedures established by and under the general supervision of the Federated Equity Management Company of Pennsylvania (the “Adviser”), certain factors may be considered, such as: the last traded or purchase price of the security, information obtained by contacting the issuer or dealers, analysis of the issuer’s financial statements or other available documents, fundamental analytical data, the nature and duration of restrictions on disposition, the movement of the market in which the security is normally traded, public trading in similar securities or derivative contracts of the issuer or comparable issuers, movement of a relevant index, or other factors including but not limited to industry changes and relevant government actions.
If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, if the Fund cannot obtain price evaluations from a pricing service or from more than one dealer for an investment within a reasonable period of time as set forth in the Adviser’s valuation policies and procedures for the Fund, or if information furnished by a pricing service, in the opinion of the Adviser’s valuation committee (“Valuation Committee”) is deemed not representative of the fair value of such security, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could obtain the fair value assigned to an investment if it sold the investment at approximately the time at which the Fund determines its NAV per share, and the actual value obtained could be materially different. The trading prices of the Fund’s shares listed on its exchange may differ from the Fund’s NAV and will normally be affected by market forces, such as supply and demand, economic conditions, the market value of the Fund’s disclosed portfolio holdings and other factors. As a result, trading prices may be lower, higher or the same as the Fund’s NAV; and investors may pay more than NAV when buying shares and receive less than NAV when selling shares through the exchange.

Fair Valuation Procedures
Pursuant to Rule 2a-5 under the Investment Company Act of 1940, the Fund’s Board of Trustees (the “Trustees”) has designated the Adviser as the Fund’s valuation designee to perform any fair value determinations for securities and other assets held by the Fund. The Adviser is subject to the Trustees’ oversight and certain reporting and other requirements intended to provide the Trustees the information needed to oversee the Adviser’s fair value determinations.
The Adviser, acting through its Valuation Committee, is responsible for determining the fair value of investments for which market quotations are not readily available. The Valuation Committee is comprised of officers of the Adviser and certain of the Adviser’s affiliated companies and determines fair value and oversees the calculation of the NAV. The Valuation Committee is also authorized to use pricing services to provide fair value evaluations of the current value of certain investments for purposes of calculating the NAV. The Valuation Committee employs various methods for reviewing third-party pricing-service evaluations including periodic reviews of third-party pricing services’ policies, procedures and valuation methods (including key inputs, methods, models and assumptions), transactional back-testing, comparisons of evaluations of different pricing services, and review of price challenges by the Adviser based on recent market activity. In the event that market quotations and price evaluations are not available for an investment, the Valuation Committee determines the fair value of the investment in accordance with procedures adopted by the Adviser. The Trustees periodically review the fair valuations made by the Valuation Committee. The Trustees have also approved the Adviser’s fair valuation and significant events procedures as part of the Fund’s compliance program and will review any changes made to the procedures.
Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers and general market conditions. Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a “bid” evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and ask for the investment (a “mid” evaluation). The Fund normally uses bid evaluations for any U.S. Treasury and Agency securities, mortgage-backed securities and municipal securities. The Fund normally uses mid evaluations for any other types of fixed-income securities and any OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Adviser.
Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:
Level 1—quoted prices in active markets for identical securities.
Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Also includes securities valued at amortized cost.
Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).
The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.
As of July 31, 2025, all investments of the Fund utilized Level 1 inputs in valuing the Fund’s assets carried at fair value.
The following acronym(s) are used throughout this portfolio:
REIT	—Real Estate Investment Trust